Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Video stills:1

1 No additional information was provided through the audio of this video.

INTRODUCING $YLDS THE FIRST SEC-REGULATED YIELD BEARING TRANSFERRABLE STABLECOIN

USDC 0% YLDS 3.85%* Yield calculated based upon SOFR rate Dated 2/19/2025 WHY HOLD NOTHING

WHEN YOU CAN EARN SOMETHING? $YLDS = 3.85%* Yield calculated based upon SOFR rate Dated 2/19/2025 Download Figure Markets. Get $YLDS Today. App Store Google Play 11:35 Figure Markets

Download Figure Markets. Get $YLDS Today. App Store Google Play The offer is being made only by means of a prospectus under the Securities Act of 1933, as amended. A registration statement on Form S-1 relating to the securities (Registration No. 333-275154) was filed with the SEC and became effective on February 18, 2025. A final prospectus relating to the offering has been filed with the SEC and is available on the Figure Markets website or by contacting us at (888) 851-4883. SOFR stands for Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York's Website. YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. FCC's qualified assets on deposit may exceed the deposit amounts required by the applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extensions risk. You could lose money by investing in Stablecoin. Although Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Investment products: NOT FDIC INSURED, NO BANK GUARANTEE, MAY LOSE VALUE